SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 24, 2004

                                WIEN GROUP, INC.
               (Exact name of issuer as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


         333-862580                                       13-2614100
(Commission File Number)                       (IRS Employer Identification No.)


               525 Washington Blvd., Jersey City, New Jersey 07310 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (201) 216-0096

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         --------------------------------

         NOT APPLICABLE


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

         NOT APPLICABLE


Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         --------------------------

         NOT APPLICABLE


Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------

         NOT APPLICABLE

Item 5.  OTHER EVENTS.
         ------------

         As previously reported on Form 8-K filed on April 4, 2004, Mr. Alan Hirsch resigned as an officer and director of Registrant. Following Mr. Hirsch's resignation and by mutual consent, Registrant and United Institutional
Investors, Inc. ("United") terminated their joint venture relationship. Mr. Hirsch was simultaneously the President of United and Registrant's Executive Vice President and a Director of Registrant. Mr. Hirsch was interested in exploring other business opportunities and this prevented him from devoting adequate time to Registrant's business and to the business of the joint venture. The joint venture was terminated on March 24, 2004. At that time, Registrant and United waived and released any and all claims each may have had against the other with regard to the management and operation of the joint venture. In addition, each party agreed that it would be responsible to third parties for any debt, obligation or duty that was incurred by that party for the joint venture.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.
         --------------------------------------

         NOT APPLICABLE


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         NOT APPLICABLE


Item 8.  CHANGE IN FISCAL YEAR.
         ---------------------

         NOT APPLICABLE

Item 9.  REGULATION FD DISCLOSURE
         ------------------------

         NOT APPLICABLE


Item 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS
         ---------------------------------------------

         NOT APPLICABLE


Item 11. TEMPORARY  SUSPENSION OF TRADING UNDER REGISTRANT'S  EMPLOYEE  BENEFIT
         PLANS
         ----------------------------------------------------------------------

         NOT APPLICABLE

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
         ---------------------------------------------

         NOT APPLICABLE


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WIEN GROUP, INC.,
                                        A New York corporation (Registrant)



Date: May 11, 2004                      By: /s/ Stephen S. Wien
                                           -------------------------------------
                                            STEPHEN S. WIEN, Chief Executive
                                            Officer